Strawberry Fields REIT

NYSE American: “STRW”

May 9, 2025


Oak Lawn

STRAWBERRY FIELDS

Disclaimer

The information contained in this presentation does not purport to be all-inclusive and neither the Company nor any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Forward-Looking Statements

Certain statements in this presentation are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements provide our current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, FFO, our strategic plans and objectives, cost management, potential property acquisitions, anticipated capital expenditures (and access to capital), amounts of anticipated cash distributions to our stockholders in the future and other matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, risks, uncertainties and other factors described in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form S-3/A filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2024. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company described above. The Company undertakes no duty to update these forward-looking statements.


Legal Disclaimer

Legal Disclaimer



Use of Projections

This presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures not based on generally accepted accounting principles. The Company presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to investors.

The Company believes that net income as defined by GAAP is the most appropriate earnings measure. We also believe that funds from operations (“FFO”), as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations (“AFFO”) are important non-GAAP supplemental measures of our operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding the impact of straight-line rent, above-/below-market leases, non-cash compensation and certain non-recurring items. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and makes comparisons of operating results among REITs more meaningful. We consider FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare our operating performance between periods or as compared to other companies.

While FFO and AFFO are relevant and widely used measures of operating performance of REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to our real estate assets nor do they purport to be indicative of cash available to fund our future cash requirements. Further, our computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than we do.

EBITDARM is a non-GAAP measure that for any period of determination, the aggregate net operating income of Tenant for such period to the extent derived from the operation of the Premises as reflected in their financials, adjusted to add thereto, to the extent allocable to the Premises for the applicable period of determination, without duplication, (1) interest expense, (2) income tax expense, (3) depreciation and amortization expense, (4) base rent, and (5) management fee expenses.

Net Debt, is a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company's leverage metrics.

We believe that the use of FFO, AFFO, EBITDA, Adjusted EBITDA (which can be defined as EBITDA net of the effects of straight-line rent, gain/loss on currency translation costs and the effects of credit provision for doubtful accounts), EBITDARM and Net Debt are helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance.

The non-GAAP financial measures used in this presentation are reconciled to the most directly comparable GAAP measures on page 31 of this presentation. Additional information about such measures are contained in our annual and quarterly reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission. Such reconciliations are also available on our website at www.strawberryfieldsreit.com.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. This presentation includes industry data obtained from publicly available third-party sources. The Company is not aware of any misstatements contained in such industry data, but it has not independently verified it and does not guarantee the accuracy or completeness of such information contained in this presentation.

No Offer

This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THIS PRESENTATION.



Legal
Disclaimer

Strawberry Fields REIT
Company Highlights

- The history of our Company began 21+ years ago when our CEO & Chairman Moishe Gubin & one of our Directors Michael Blisko began acquiring skilled nursing facilities in Indiana.
  - In 2015 Strawberry Fields REIT (the "Company") was spun out as a Propco with 33 facilities in Indiana/Illinois
  - The Chairman & CEO, Moishe Gubin, is a founder of the Company and has been involved in every acquisition
- The Company has strong/experienced regional operators leasing its facilities on a NNN basis
  - Currently the Company owns and leases 132 facilities located in 11 states
- The Company has financial strength and stable cash flows:
  - March 2025 Annualized dividend yield of 4.7%
  - Q1 2025 AFFO was $16.8mm
    - 2025 forecasted AFFO/share of $1.21
    - 2024 AFFO/share was $1.11
  - Q1 20245AEBITDA was $29.8mm
    - 2025 forecasted AEBITDA/share of $2.15
    - 2024 AEBITDA/share was $1.80
- Most of the Company's debt is fixed/low interest, long-term HUD guaranteed debt.
  - This debt has a maturity of 20+ years and weighted average interest rate of 3.91%

STRAWBERRY FIELDS

About Strawberry Fields REIT Inc. (the "Company")



The Company is an income producing real estate investment company that owns 121 properties and also holds leasehold interests in an additional property under a long-term lease. These properties are leased to third-party operators which use them to operate 122 Skilled Nursing Facilities (SNFs), 2 Long Term Acute Care Hospitals (LTACHs) and 10 Assisted Living Facilities (ALFs). These facilities have a total of 14,752 licensed beds.

We primarily lease our properties on a triple net, long term basis, with annual rent escalations of 1%-3%.

50.8% of our facilities are leased to related parties, including 67 facilities leased to affiliates of two of our Directors.

Our properties are located across 11 states: Arkansas, Illinois, Indiana, Kansas, Kentucky, Michigan, Missouri, Ohio, Oklahoma, Tennessee and Texas.

The Company specializes in leasing healthcare properties utilized as SNFs, LTACHs and ALFs. The demand for these types of facilities is expected to continue to grow consistently due the aging population in the U.S.

Our business is financed through a combination of bond debt, HUD guaranteed loans and commercial bank loans.

The operators of our properties primarily provide care to long-term residents who require constant care and rehabilitation.

For the period 2019 through Q1 2025 (annualized), the Company has shown strong growth in Adjusted EBITDA (CAGR: 12.2%) and Adjusted FFO (CAGR: 13.8%).

STRAWBERRY FIELDS

Portfolio Summary as of March 31, 2025*

Demonstrated Operating Results and Financial Strength

121**
Owned assets, plus one asset under a long-term lease

$300M+
Acquisition Pipeline

51.7%***
Net Debt Leverage Ratio

14,750+**
Total number of beds

$16.8M
Q1 2025
Adjusted FFO
2024 Adjusted AFFO: $55.8M

1.89x****
TTM EBITDARM Rent Coverage

132**
Total number of facilities

$30.4M
Q1 2025
Adjusted EBITDA
2024 Adjusted EBITDA: $90.6M

100%
Rent Collected Through Q1 2025

*Data as of March 31, 2025, unless noted otherwise
**Includes the $11.5mm acquisition of a 112 bed SNF near Houston on April 4, 2025.
***Net debt leverage ratio is calculated as net debt to enterprise value utilizing STRW's closing price on 3/31/2025
****EBITDARM is a non-GAAP measure; please see the back page for a further explanation. This amount is not audited and is based on annualized operator results as of February 28, 2025.

STRAWBERRY FIELDS

Proven Acquisition Strategy Driving Significant Growth in the Portfolio

2005 – 2014: Moishe Gubin, our Chairman and CEO, and other investors acquire 33 SNF properties in Indiana and Illinois

2008: Infinity, an affiliate of Mr. Gubin, is engaged as consultant to the tenant operators.

2015 to 2025

2015: Our predecessor, Strawberry Fields REIT, LLC, was founded by Mr. Gubin, Mr. Blisko and other investors acquired their portfolio of 33 SNF properties.

2015: We expanded into Texas, Ohio, Oklahoma and Michigan through the purchase of 16 properties.

2015: We issued $68.3 million of Series A bonds that were listed on the Tel Aviv Stock Exchange, with an initial S&P Israel "ilA-" rating. These bonds were paid off in November 2023

2016: We expanded into Tennessee and Kentucky through the purchase of 8 properties. We sold one property in Illinois.

2017-2018: We purchased 9 properties in Arkansas, together with one in Indiana and one in Kentucky. Tenants engaged three additional consulting groups (Benchmark, Green Park, and Paramount).

2018: We issued $67.1 million of Series B bonds that were listed on the Tel Aviv Stock Exchange with an initial S&P Israel "ilA+" rating. These bonds were paid off in March 2022.

2019 -2020: We purchased 14 additional properties in Arkansas, Kentucky, Illinois and Indiana.

2021: We created an UPREIT structure, with the Company as the general partner of our operating partnership which holds all of our properties.

2021: We acquired 5 properties in Tennessee and one in Kentucky. We sold 5 properties in Illinois.

2022: We began trading on the OTCQX under the ticker "STRW".

2022: We repaid the Series B Bonds and obtained a $105.0 million mortgage loan facility

Jan 2023: We acquired a 120 bed SNF in Breathitt County, KY.

Feb 2023: We up-listed to the NYSE American

Aug 2023: We acquired 19 SNF's & 5 ALF's (1,852) beds located in Indiana for $102mm

Jun 2024: We acquired a 78 bed SNF/ ALF located in Georgetown IN for $5.85mm

July 2024: We were granted effectiveness on our Form S-3 and began selling shares to the market through an ATM Program

Aug & Sep 2024: We acquired 5 long -term facilities. 3 in TN (356 beds) and 2 in TX (254 beds)

Dec 2024: We complete a Follow-On Offering for $35mm

Dec 2024/Jan 2025: We acquired 15 facilities with 1,500+ beds in Kansas/Missouri/ Oklahoma

SF Growth (number of facilities)



140
120
100
80
60
40
20
0
33
35
47
47
54
55
56
57
67
75
79
81
82
83
83
83
83
83
109
110
130
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Jan-23
Jul-23
Jan-24
Jul-24
Jan-25

Diversified Base of Consultants to Operators



SOUTH DAKOTA
WISCONSIN
MICHIGAN
Toronto
IOWA
NEBRASKA
Omaha
Denver
United States
COLORADO
ILLINOIS
OHIO
http://www.strawberryf...
NEW MEXICO
Atlanta
Charlotte
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
New Orleans
Jacksonville
CHIHUAHUA
COAHUILA
Orlando
Tampa

- Infinity of Illinois
- Hill Valley HC
- Infinity of Indiana
- Oasis Health Care Group
- Reliant Care Management
- AOM Healthcare Management
- Bria Health Services
- Infinity of Tennessee
- Advena Healthcare
- Misc. Operators

Portfolio Composition

132 Facilities

14,750+ total beds across 11 states (Illinois, Indiana, Arkansas, Tennessee, Kansas, Kentucky, Michigan, Missouri, Ohio, Oklahoma, and Texas)

12 buildings include two types of licensed facilities

In order to leverage scale and efficiencies, the Company focuses on acquiring facilities that are geographically concentrated



Experienced Management Team

Moishe Gubin, our Chairman and founder, has served as the Chief Executive Officer since inception of the Company. From 2004 to 2014, Mr. Gubin was the Chief Financial Officer and Manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other healthcare facilities.

Jeffrey Bajtner has served as our Chief Investment Officer since March 2022 and our Chief Operating Officer since March 2025. Mr. Bajtner's role with the Company focuses on acquisitions/dispositions of real estate and overseeing our investor relations. From 2015 to May 2021, Mr. Bajtner was a Vice President at BlitzLake Partners, where he oversaw acquisitions for mixed-use developments.

Greg Flamion, our Chief Financial Officer, since joining the Company in January 2024. Previously, Mr. Flamion was a CFO of Zimmerman Advertising, an agency under Omnicom Group Inc. (NYSE: OMC) from 2014-2023. Mr. Flamion also held a number of diverse accounting and finance positions at a variety of publicly traded companies.

David Gross serves as our General Counsel. Mr. Gross is an experienced healthcare and transactional attorney with 10+ years in the healthcare industry. Mr. Gross focuses primarily on acquisition, leasing, disposition and financing of skilled nursing facilities, long term acute care hospitals and medical office space.

Board of Directors



Moishe Gubin, Chairman, who also serves as our Chief Executive Officer.

Michael Blisko, Director, who is the Chief Executive Officer of Infinity Healthcare Management. Mr. Blisko is a veteran of leading healthcare consultancy portfolios, as well as the architect in creating cutting edge leadership teams. Mr. Blisko is a principal for a myriad of ancillary companies, including United Rx, a long-term pharmacy, and Bella Monte Recovery a behavioral health addiction center.

Jack Levine, Director, is a certified public accountant who has provided financial and consulting services to public and private companies for over 35 years. Since 2019, Mr. Levine has served on the Board of Directors for Blink Charging Co. (NASDAQ: BLNK), a leading owner, operator, and supplier of proprietary electric vehicle ("EV") charging equipment and networked EV charging services.

Stanford Gertz, Director, runs a long-term care pharmacy operation which currently serves senior housing communities located in 6 states since 2017. Prior to that, Mr. Gertz spent 17 years in commercial financing, including a number of years specializing in the senior housing market. Throughout his career in commercial financing, Mr. Gertz has held numerous leadership positions and generated in excess of $200MM in loans.

Mark Meyers, Director, has more than 30 years of real estate experience co-leading a team responsible for the disposition of seniors housing and long-term care properties across the United States. Mr. Myers brings a wealth of expertise to the industry as one it's top brokers, receiving many prestigious awards. He was inducted into the Midwest Real Estate Hall of Fame in 2012. Mr. Myers specializes in seniors housing properties of all types, including assisted living facilities, independent living facilities, freestanding memory care facilities, skilled nursing facilities, continuing care retirement communities, and age-restricted apartments.

Ted Lerman, Director, is the CEO of a group of Companies owned by the Lerman family. The family is involved in Steel Warehouse a family-owned steel service center whose headquarters are based in South Bend, Indiana. Today, Steel Warehouse has 14 steel service center locations throughout the United States, Mexico, and Brazil. Steel Warehouse ships more than 1.5 million tons annually.

Disciplined Underwriting and Acquisition Strategy

STRAWBERRY FIELDS

Investment Criteria

- 10% projected ROI
- 20% projected levered IRR over a 10-year investment horizon (initial term of the lease)
- 12% projected ROE at 50% LTV with 8% interest
- Annual lease payment of no more than 80% of operator's pro-forma adjusted EBITDAR*
- Focus on smaller deals that are typically off-market and not typically sought by larger REITs.

Due Diligence

- Diligence includes review of operator-level financials (3+ years) and evaluation of existing and anticipated future reimbursements in proposed area
- Thorough review of facility information, including licensing status, zoning and tenant leasehold improvements
- Careful review of potential operators, including background checks and personal financial statements

Asset Management

- Analysis of tenant-furnished operator-level financials, along with operating data, on a monthly basis
- Oversee upkeep of the facilities and review annual surveys to ensure residents are properly cared for
- Evaluation of individual and portfolio property performance, liquidity metrics, lease and debt coverage, occupancy, planned capital expenditures, and other measures
- In-person visits to each facility in the portfolio at least 2 – 3 times per year

Recent Acquisitions

- Acquisition of 8 SNF's (1,111 beds) in Missouri for $87.5mm in Dec. 2024
- Acquisition of a SNF in Grove, Oklahoma (100 beds) for $5.0mm in December 2024
- Acquisition of 5 SNF's & 1 ALF (362 beds) in Kansas for $24.0mm in Jan. 2025
- Acquisition of 1 SNF in Oklahoma near Oklahoma City (100 beds) for $5.0mm in March 2025.
- Acquisition of a SNF in Texas near Houston (112 beds) for $11.5mm in April 2025

- "EBITDAR" is defined as earnings before interest, taxes, depreciation, amortization and rent.

Strong Relationships with Experienced Consulting Groups & Operators

- Our 121 properties are leased to 132 operators that receive consulting services from 16 experienced consulting groups across 11 states.
- We seek to ensure that our tenants have the benefit of experienced consulting groups with a proven track record of assisting operators to provide first class care while maintaining profitability.
- Consulting groups provide the following services to each operator:

—Billing

—Collections

—Regulatory Monitoring

—Appropriate Medical Care

—Sales & Marketing

Strawberry's operators have demonstrated ability to generate consistent and strong profitability despite operating in states that other skilled nursing competitors have had difficulties navigating.

STRAWBERRY FIELDS

Infinity Health Care Management*

- Provides consulting services to 81 operators with 9,600+ beds (including 68 Strawberry facilities with 7,645 licensed beds)
- Founded in 2008 by Michael Blisko and Moishe Gubin, who are directors of the Company.

LANDMARK

- Founded in 2017 by Joseph Meisels
- Operates 14 Strawberry facilities in Kentucky, Illinois, Oklahoma, and Michigan with 1,400licensed beds

oasis HEALTH CARE GROUP

- Founded in 2021 by Matis Herzka, Abraham Schreiber and Zalmen Scheinbaum
- Provides consulting services to 14 operators in Arkansas with 1,568 licensed beds (all 14 properties are leased from Strawberry)

BRIA HEALTH SERVICES

- Founded in 2012 by Avrum Weinfeld, Daniel Weiss & Natan Weiss and headquartered in Skokie, IL
- Provides consulting services to 17 operators in Illinois with over 2,800 beds (including 5 Strawberry facilities located in southern Illinois with 654 licensed beds)

RELIANT

- Founded in 1995 by Rick DeStefane
- Provides consulting services to 35 operators in Missouri and Kansas (including 8 Strawberry facilities with 1,111 licensed beds).

CREATIVE SOLUTIONS IN HEALTHCARE

- Founded in the 2000 by Gary and Malisa Blake
- Provides consulting services to 165+ operators in Texas (including 3 Strawberry facilities with 441 licensed beds).

* Affiliated Consulting Group


STRAWBERRY FIELDS
Midway
NEUROLOGICAL & REHABILITATION CENTER

Skilled Nursing Industry in the U.S

Nursing Home Industry in the U.S - Summary

High barriers to entry:
-Significant set-up costs
-Regulatory restrictions
-Specialized knowledge

Federal and state-level subsidies through Medicaid & Medicare



Growing demand due to an increase in life expectancy

Low supply of new nursing homes and restriction on licensing

STRAWBERRY FIELDS

STRAWBERRY FIELDS

% of Total Population


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2010
2020
2030
2040
2050
13.0%
16.1%
19.3%
20.0%
20.2%
1.9%
1.9%
2.3%
3.5%
4.3%
age 65+
age 85+

Total Population for Age Group


100.0
80.0
60.0
40.0
20.0
0.0
2010
2020
2030
2040
2050
40.2
54.8
72.1
81.2
88.5
5.8
6.6
8.7
14.2
19.0
age 65+
age 85+

Trends in population

As a result of an increase in life expectancy in the United States, by 2030 the population of individuals aged 65 and over is expected to be more than 72 million.(1)

(1) United State Census Bureau


83.5%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Under 65
65-74
75-84
85 and Over
AGE

Age Demographic of the Average SNF Resident*

The services that a long-term resident receives at a SNF is geared towards those who need constant care or cannot take care of themselves anymore. The percentage of residents that are in SNF's aged 65+ is 83.5%.

* Source: CDC.gov National Center for Health Statistics



Projected Medicare $'s to be Spent on the Aging Population in SNF's
300
250
200
150
100
50
-
4.63%
CAGR
$181.6
$188.1
$197.6
$207.9
$217.9
$227.9
$238.6
$250.3
$262.1
$273.0
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Year

Increased Spend on Aging Population

Due to the increase in life expectancy in the United States, which will result in a greater amount of the population being individuals aged 65+ there will be an increase in spending on care for *.this demographic

Centers for Medicare & Medicaid Services *

STRAWBERRY FIELDS


1316
WESTPARK
A WATERS COMMUNITY

Financial Highlights

Adjusted FFO and Adjusted EBITDA Growth
2019 – Projected 2025


Adjusted FFO Growth ($/thousands)
13.8%
CAGR
AFFO
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
30,916
38,844
43,935
51,076
52,668
55,825
67,216
2019
2020
2021
2022
2023
2024
Proj. 2025


Adjusted EBITDA Growth ($/thousands)
12.2%
CAGR
AEBITDA
120,000
100,000
80,000
60,000
40,000
20,000
-
61,045
66,607
67,344
73,790
79,342
90,632
121,446
2019
2020
2021
2022
2023
2024
Proj. 2025

STRAWBERRY FIELDS

Assets Growth and Base Rent Growth
2019 – Projected 2025

Total Assets Growth (GAAP) CAGR ($/thousands)


8.5%
CAGR
REAL ESTATE INVESTMENT
1,000,000
800,000
600,000
400,000
200,000
-
625,249
633,632
686,168
686,168
798,338
942,654
1,018,034
2019
2020
2021
2022
2023
2024
Q1 2025

Average Base Rent CAGR ($/thousands)*


11.0%
CAGR
BASE RENTS
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
72,763
75,323
77,738
82,158
86,839
104,386
135,842
2019
2020
2021
2022
2023
2024
Proj. 2025

*Average Base Rent is calculated as the annual rents collected from tenants, including straight-line adjustments.

STRAWBERRY FIELDS

Growth In AFFO

Significant AFFO Growth driven Accretive reinvestment of cash flow, scaling operations and utilizing HUD debt

Illustrative Reinvestment of Cash Flow

2025 Estimated AFFO	$67,211,000
Payout Ratio	**46.3%**
Retained Cash Flow	$36,125,000
Targeted Acquisition ROE	15.0%
Incremental AFFO	$5,419,000
Organic AFFO Growth	**8.1%**

AFFO/Share Growth[1]


12.1% CAGR
$0.61
$0.75
$0.82
$0.96
$1.02
$1.11
$1.21
FY 2019
FY 2020
FY2021
FY 2022
FY 2023
FY 2024
PROJ 2025

1) 2019 and 2020 shares calculated based on number of membership units outstanding each year and assumed same conversion ratio as formation transaction

STRAWBERRY FIELDS

Debt Structure as of March 31, 2025

Debt Maturity



Years 1-5 Banks
Years 1-5 Bonds
Years 11-20 HUD
20+ HUD
29.4%
31.7%
18.0%
20.9%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%

HUD Guaranteed Debt
$260.2MM
Weighted average cost: 3.91%

Secured Bank Debt
$197.1MM
Interest rate: SOFR+3.5%

SF REIT LTD* Secured Bond Series C
$71.9MM
Interest rate: 5.70%

SF REIT LTD* Unsecured Bond Series D
$50.5MM
Interest rate: 9.10%

SF REIT INC* Unsecured Bond Series A
$89.9MM
Interest rate: 6.97%

*Since 2015 the Company has completed five issuances of bond debt on the Tel Aviv Stock Exchange, of which two have been paid off. The first four bonds were issued under the Strawberry Fields REIT LTD entity and the most recent issuance, Unsecured Bond Series A, was issued under Strawberry Fields REIT Inc.

STRAWBERRY FIELDS

SNF Facility Occupancy of 71.7%*

SNF Average Facility Size of 105 Beds

SNF PPD Average of 75 Residents**

Operators Payor Mix


Medicare 5%
Other 10%
Private 6%
Medicaid 79%

Strawberry Fields REIT Facility Statistics as of February 2025

*Based on 13,577 operating SNF beds.

**PPD ("Per Patient Day") is a metric used in the SNF industry to measure how much of any resource is used for residents in a 24-hour period.

Facility Operator & State Diversification*


Base Rent by Related Consultant
Infinity of Illinois
12%
Infinity of Indiana
27%
Infinity of Tennessee
13%
Hill Valley HC
19%
Siena Healthcare
8%
Reliant Care Management
7%
Landmark
4%
Other
10%


Base Rent by State
Illinois
17%
Indiana
28%
Arkansas
8%
Tennessee
13%
Kentucky
19%
Missouri
7%
Texas
4%
Other
5%

- Reflects contractual rents as of March 31, 2025

Market Outperformance and Value Opportunity

Standout Returns for STRW in the Last Year

1-Year Total Return vs. Peers (1)


STRAWBERRY FIELDS
57%
OMEGA
30%
SABRA
27%
NHI
23%
CARETRUST REIT
22%
LTC REIT
13%

AFFO Trading Multiple(2)


9.8x
11.8x
12.7x
12.7x
15.1x
16.6x
STRAWBERRY FIELDS
SABRA HEALTH CARE REIT, INC.
OMEGA
LTC REIT
NHI NATIONAL HEALTH INVESTORS
CARETRUST REIT

Note: Please refer to the final page of this presentation for a reconciliation of Adjusted FFO and Adjusted EBITDA.
Sources: Company filings, S&P Capital IQ, Bloomberg.
1) 1-year period from March 29, 2024 to March 31, 2025.
2) Reflects annualized Q1 2025 normalized AFFO (in some cases FAD when AFFO is not reported); based on stock price as of March 31, 2025.

Low Payout Ratio with Solid Dividend Yield

STRW Boasts Lowest Payout Ratio Among Peers

AFFO Payout Ratio(1)



46.3%
73.7%
77.9%
81.1%
81.4%
89.3%
STRAWBERRY FIELDS
NHI NATIONAL HEALTH INVESTORS
CARETRUST REIT
SABRA HEALTH CARE REIT, INC.
LTC REIT
OMEGA

Dividend Yield(2)



4.7%
4.7%
4.9%
6.4%
6.9%
7.0%
CARETRUST REIT
STRAWBERRY FIELDS
NHI NATIONAL HEALTH INVESTORS
LTC REIT
SABRA HEALTH CARE REIT, INC.
OMEGA

Note: Please refer to the final page of this presentation for a reconciliation of Adjusted FFO and Adjusted EBITDA.
Sources: Company filings, S&P Capital IQ, Bloomberg.
1) Reflects annualized Q1 2025 normalized AFFO (in some cases FAD when AFFO is not reported) and Q1 2025 annualized dividend.
2) Based on stock price as of March 31, 2025.

Skilled Nursing Focus Magnified

STRW is the Closest Pure-Play SNF Real Estate Investor in the Market

SNF Properties as a % of Portfolio(1)


90.9%
76.3%
75.9%
64.2%
37.1%
34.9%
STRAWBERRY FIELDS
CARETRUST REIT
SABRA HEALTH CARE REIT, INC.
OMEGA
NHI NATIONAL HEALTH INVESTORS
LTC REIT

1) Represents owned portfolios as of Q1 2025.

Portfolio Strength Paired with Accretion

Strong SNF Performance with Higher AFFO/Share Growth than Peers

SNF TTM EBITDARM Coverage[1]



1.88x
1.89x
2.04x
2.19x
2.90x
3.06x
OMEGA
STRAWBERRY FIELDS
LTC REIT
SABRA HEALTH CARE REIT, INC.
CARETRUST REIT
NHI NATIONAL HEALTH INVESTORS

2020-2025E AFFO/Share CAGR[2]



-3.1%
-1.6%
-1.4%
-1.1%
3.8%
10.0%
SABRA HEALTH CARE REIT, INC.
NHI NATIONAL HEALTH INVESTORS
OMEGA
LTC REIT
CARETRUST REIT
STRAWBERRY FIELDS

Note: EBITDARM is a non-GAAP measure – please refer to the disclosures for further explanation.
Sources: Company filings, S&P Capital IQ, Bloomberg.
1) For STRW: TTM period as of February 2025; for all others: TTM period as of December 2024; CTRE and OHI reflect EBITDARM coverage for full portfolio.
2) Reflects annualized Q1 2025 normalized AFFO (in some cases FAD when AFFO is not reported).

STRAWBERRY FIELDS

Moishe Gubin
Chairman & CEO
Mgubin@sfreit.com

Jeff Bajtner
Chief Investment Officer
Jbajtner@sfreit.com

6101 Nimtz Parkway South Bend, IN 46628
574.807.0800

Non-GAAP Measure Reconciliation

Adjustments to FFO ("AFFO"):

(dollars in $1,000s)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net income	**$ 6,991**	**$ 5,992**
Depreciation and amortization	11,270	8,098
Funds from Operations	**18,261**	**14,090**
Adjustments to FFO**:**		
Straight-line rent	(1,457)	(968)
Funds from Operations, as Adjusted	**$ 16,804**	**$ 13,122**

Q1 2025 AFFO Annualized	$ 67,216

Adjustments to EBITDA ("AEBITDA"):

(dollars in $1,000s)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net income (loss)	**$ 6,991**	**$ 20,244**
Depreciation and amortization	11,270	29,235
Interest expense	13,558	8,293
EBITDA	**31,819**	**57,772**
Straight-line rent	(1,457)	(968)
Adjusted EBITDA	**$ 30,362**	**$ 56,804**

Q1 2025 AEBITDA Annualized	$ 121,446

EBITDARM is a non-GAAP measure that for any period of determination, the aggregate net operating income of Tenant for such period to the extent derived from the operation of the Premises as reflected in their financials, adjusted to add thereto, to the extent allocable to the Premises for the applicable period of determination, without duplication, (1) interest expense, (2) income tax expense, (3) depreciation and amortization expense, (4) base rent, and (5) management fee expenses.

Net Debt is a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company's leverage metrics.

The following is a reconciliation of total credit facility debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following periods (amounts in thousands):

Net Debt	
Net Debt (per Balance Sheet)	$ 663,510
3/31/25 Market Value	661,120
Cash (per Balance Sheet)	42,314
Enterprise Value	$ 1,282,315
Net Debt/Enterprise value	**51.7%**

STRAWBERRY FIELDS